The Torray Fund (TORYX)

A series of the Torray Fund (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information,
Each Dated April 30, 2020

The Prospectus and Statement of Additional Information ("SAI"), each dated April 30, 2020, of the Torray Fund, the Trust’s single series (the “Fund”), are hereby amended to reflect the following new information.

Effective June 30, 2020, Mr. Robert E. Torray will relinquish his duties as President of the Trust and Co-Portfolio Manager of the Fund, which he started in 1990.  Mr. Torray will remain as Chairman of Torray LLC (“Torray”), the Fund’s investment manager and successor to the company that Mr. Torray founded in 1972.   Mr. Shawn M. Hendon, President of Torray and Co-Portfolio Manager of the Fund, will assume responsibilities as President of the Trust and be joined by Mr. Jeffrey D. Lent, who will also serve as Co-Portfolio Manager of the Fund, effective July 1, 2020.  Mr. Lent has over 30 years of portfolio management experience, and currently serves as portfolio manager or co-portfolio manager for certain separate account strategies at Torray, including the Torray Large Cap Value strategy.  This transition is designed to ensure continuity in Fund management, and there will be no change in the value-oriented investment approach which has been the hallmark of the Fund since its inception.

In addition, following approval by the Trust’s Board of Trustees, the Fund is interchanging its performance benchmarks so that the Russell 1000 Value Index will be the primary benchmark index and the S&P 500 Index will be the secondary benchmark index.  Currently, the S&P 500 Index is the primary benchmark index and the Russell 1000 Value Index is the secondary benchmark index. This change is being implemented based on management’s determination that the Russell 1000 Value Index is a more appropriate primary benchmark for the Fund than the S&P 500 Index, given the closer correlation of holdings, risk characteristics and return history of the Russell 1000 Value Index versus those of the Fund.

Accordingly, the Fund’s Prospectus and Statement of Additional Information are hereby amended with the following changes.

PROSPECTUS

On page 2 of the Fund’s prospectus, in the section entitled Performance Information, the table labeled “Average Annual Total Returns (For the periods ended December 31, 2019)” is amended in its entirety as follows:

Average Annual Total Returns
(For the periods ended December 31, 2019)

	1 Year	5 Years	10 Years	Since Inception December 31, 1990
The Torray Fund
Return Before Taxes	19.89%	6.25%	9.89%	9.69%
Return After Taxes on Distributions	19.12%	5.01%	9.14%	8.82%
Return After Taxes on Distributions and Sale of Fund Shares	12.29%	4.74%	8.07%	8.35%
Russell 1000 Value Index*(reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%	10.48%
S&P 500 Stock Index*(reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%	10.44%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

∗
The Russell 1000 Value Index measures the performance of the Large Cap Value segment of the U. S. Equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.  The S&P 500 Stock Index measures the performance of 500 large-capitalization U. S. companies.  These indexes are unmanaged and do not reflect the fees and expenses typically paid by mutual funds. Results include reinvested dividends.

The section entitled “Portfolio Managers” on page 3 of the Fund’s Prospectus is amended in its entirety as follows:

Portfolio Managers

Shawn M. Hendon, President of the Manager, serves as co-portfolio manager of the Fund along with Jeffrey D. Lent.  Mr. Hendon previously served as the co-portfolio manager of the Fund with the Founder and Chairman of the Manager, Robert E. Torray, from 2008-2012 and again from January 1, 2017 through June 30, 2020, after rejoining the Manager’s portfolio management team. Mr. Lent has over 30 years of portfolio management experience, and currently serves as portfolio manager or co-portfolio manager for certain separate account strategies at Torray, including the Torray Large Cap Value strategy.

The first paragraph under the section entitled “MORE INFORMATION ABOUT FUND MANAGEMENT” on page 5 of the Fund’s Prospectus is amended in its entirety as set forth below.

The Fund’s investment manager is Torray LLC, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. Robert E. Torray is the Founder and Chairman of the Manager. Mr. Torray was also President of The Torray Corporation, a mutual fund manager that he founded in 1990, and the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded on May 1, 1972. Each of these entities has been consolidated into the Manager. Today, the Manager offers investment management services to individuals, institutions, and other investment companies. Shawn M. Hendon, President of the Manager and President of the Trust, serves as co-manager of the Fund with Jeffrey D. Lent, and they share the same responsibilities for the day-to-day management of the Fund’s investment portfolio.  Mr. Hendon is a critical member of the Manager’s research and portfolio management team. He previously served as co-portfolio manager of the Fund with Mr. Torray from 2008-2012 and again from January 1, 2017 through June 30, 2020, after rejoining the Manager’s portfolio management team.  Prior to joining Torray LLC in 2008, Mr. Hendon was co-founder and Partner of Rockledge Partners (from 2004 to 2007) and Managing Director and Portfolio Manager for Lockheed Martin Investment Management Company (from 1979 to 2003).  In 2012, he founded Harewood Partners, LLC, and has served as Managing Partner of that firm since its inception. Mr. Hendon received a BA degree from Georgetown University (1973), and an MBA from the George Washington University (1976).   Mr. Lent is a Principal at Torray and serves as a Co-Portfolio Manager for the Torray Large Cap Value strategy, as well as a Senior Research Analyst for the TorrayResolute Growth strategies, and Portfolio Manager for the TorrayResolute Equity Income strategy. He began his investment career in 1987 with Kemper Mutual Funds in Chicago. Prior to joining Torray in 2010, he was an analyst and portfolio manager with Resolute Capital Management and a Vice President with Tucker Anthony Inc., where he formed the Corporate Services Group. Mr. Lent received a BS from the University of New Hampshire in 1987.

STATEMENT OF ADDITIONAL INFORMATION “SAI”

On page 6 of the SAI, the table under the heading Interested Trustees and Officers of the Fund is hereby amended in its entirety as follows:

Interested Trustees and Officers of the Fund

Name, Age, Address* and Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
William M Lane*** Age: 69 Trustee, Treasurer and Secretary	Indefinite Term since 1990	Executive Vice President and Chief Financial Officer, Torray LLC, Bethesda, MD (Oct. 2005 – present)	1	None
Shawn M. Hendon*** Age: 69 President	Indefinite Term since 2020	President, Portfolio Manager, Torray LLC, Bethesda, MD (Jan. 2017 – present); Managing Partner, Harewood Partners LLC (2012-present)	N/A	None
Suzanne E. Kellogg*** Age: 38 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term since 2017
Chief Compliance Officer and Anti-Money Laundering Officer, Torray LLC, Bethesda, MD (Jul. 2017 – present); Compliance Manager, FINRA, Washington, DC Sep. 2016 – Jul. 2017); Consultant, Torray LLC, Bethesda, MD (Jun. 2016 – Sep. 2016); Chief Compliance Officer, TAMRO Capital Partners, Alexandria, VA (Nov. 2012 – Apr. 2016)
			N/A	None

*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 750W, Bethesda, MD 20814.

**	Mr. Shaner is deemed to be an independent Trustee effective as of January 1, 2011.

***
Mr. Lane, Mr. Hendon and Ms. Kellogg, by virtue of their employment with Torray LLC, the Fund’s investment adviser, are considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

On page 10 of the Statement of Additional Information, under the heading INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS – The Manager, the text beginning with the table  showing other accounts managed by the Portfolio Managers and continuing to the bottom of page 10,  is amended in its entirety as set forth below:

Shawn M. Hendon and Jeffrey D. Lent are co-managers of the Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of May 31, 2020:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Shawn M. Hendon	0	$0	0	$0	13	$9	$333
Jeffrey D. Lent	0	$0	0	$0	108	$73	$73

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers at the Manager may manage accounts for multiple clients. The portfolio managers may manage other registered investment companies, and separate accounts (i.e., accounts managed on behalf of individuals).  Portfolio managers at the Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by the Manager, the incentives associated with any given account may be higher or lower than those associated with other accounts. The Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Manager monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with the Manager’s Code of Ethics.

The compensation of each of the Fund’s portfolio managers consists of a fixed annual salary, plus additional remuneration based on the firm-wide results of the Manager for the given time period.

The dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio managers as of June 20, 2020 is as follows:

Portfolio Manager	Dollar Range of Equity Securities of The Fund Beneficially Owned
Shawn M. Hendon	Over $100,000
Jeffrey D. Lent	Over $100,000

 Further Information

For further information, please contact the Fund toll-free at (800) 626-9769. You may also obtain additional copies of the Fund’s Prospectus, SAI, and Financial Reports free of charge, by writing to Torray LLC, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, or on the Fund’s website at https://funds.torray.com/literature.html.